UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2026

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

845 Texas Avenue
Suite 3300
Houston, Texas	77002-1656
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Update to "Suitability Standards'

This Current Report on Form 8-K is being filed to update the prospectus (the “Prospectus”) included in the Registration Statement on Form S-3 (File No. 333-221894) of Hines Global Income Trust, Inc. (referred to herein as the “Company,” “we,” “our,” or “us”). Effective following the close of business on February 2, 2026, the suitability standards for Class AX and Class JX stockholders participating in our distribution reinvestment plan listed in the section captioned, “Suitability Standards” on page v of the Prospectus are hereby updated to add the following before the description of the Idaho suitability standards:

Alabama—An Alabama investor must have either (i) a minimum net worth of at least $350,000 (excluding the value of an investor’s home, furnishings and automobiles), or (ii) a minimum net worth of at least $100,000 (excluding the value of an investor’s home, furnishings and automobiles) and a minimum annual gross income of at least $100,000. In addition, an Alabama investor’s aggregate investment in us and other non-traded direct participation programs shall not exceed 10% of such Alabama investor’s liquid net worth at the time of investment. For these purposes, “liquid net worth” is the portion of an individual’s net worth consisting of cash, cash equivalents, and readily marketable securities. This 10% concentration limit will not apply to investments made by an Alabama investor as a result of participation in a distribution reinvestment program, nor will it apply to any Alabama investor that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

For purposes of the “Suitability Standards” section of the Prospectus, investments in other “non-traded direct participation programs” include investments in other REITs, business development companies, oil and gas programs, equipment leasing programs, and commodity pools, but exclude investments in securities (x) listed on a securities exchange, (y) sold pursuant to a private offering that is exempt from federal and state registration requirements, and (z) issued by any investment company registered pursuant to the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

January 21, 2026	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer, Treasurer and Secretary